SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

July 29, 2002

Date of Report (date of earliest event reported)

CELERITEK, INC.

(Exact name of Registrant as specified in its charter)

California	0-23576	77-0057484

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3236 Scott Boulevard
Santa Clara, California 95054

(Address of principal executive offices)

(408) 986-5060

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2

Item 5.   Other Events and Regulation FD Disclosure

          Attached hereto as exhibits to this report on Form 8-K are copies of the Registrant’s Amended and Restated Articles of Incorporation and the Registrant’s Bylaws as currently in effect.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits

	3.1	Amended and Restated Articles of Incorporation of Registrant.

	3.2	Bylaws of Registrant.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC.

Date: July 26, 2002	By:	/s/ Margaret E. Smith Margaret E. Smith Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Registrant.

3.2	Bylaws of Registrant.